UNITED STATES
           SECURITIES AND EXCHANGE
                 COMMISSION

            Washington, D.C.  20549

                  FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                         Date of Report
                     (Date of earliest event reported)
                        October 30, 2003


           THE COMMERCE GROUP, INC.
                       (Exact name of registrant as specified in its charter)


 Massachusetts        001-13672          04-2599931
  (State or other                 (Commission File               (IRS Employer
   jurisdiction                       Number)                    Identification
   of Incorporation)                                                  No.)


     211 Main Street, Webster, Massachusetts  01570
       (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code:
                    (508) 943-9000




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The Commerce Group, Inc.
Form 8-K
October 30, 2003


Item 5.  OTHER EVENTS


The following information is furnished pursuant to Item 5, "Other
Events ".

On October 30, 2003, Regan P. Remillard, Senior Vice President of The Commerce Group, Inc. (the "Company"), announced his resignation, effective November 18, 2003, as President and Chief Executive Officer of both American Commerce Insurance Company and Commerce West Insurance Company in order to pursue personal interests outside of the insurance industry. Mr. Remillard will remain as Senior Vice President of the Company for a period of time necessary to transition his responsibilities to Gerald Fels, who also serves as Executive Vice President and Chief Financial Officer of the Company and President of the Massachusetts insurance subsidiaries, The Commerce Insurance Company and Citation Insurance Company. Mr. Remillard intends to remain as a Director of the Company and certain of its subsidiaries.





                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           THE COMMERCE GROUP, INC.




                            /s/ Randall V. Becker
                                Randall V. Becker
                          Treasurer and Chief Accounting Officer

October 30, 2003



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